UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to Section 240.14a-12

FORMCAP CORP.

(Name of Registrant as Specified in its Charter)

Not Applicable

 (Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies: 88,841,833 Common Stock. 0 Preferred Stock

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐     Fee paid previously with preliminary materials.

☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

FORMCAP CORP.

50 West Liberty Street, Suite 880, Reno, NV 89501

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

 AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

 WE ARE NOT ASKING YOU FOR A PROXY

 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about December 14, 2015 to the stockholders of record, as of November 25, 2015 to shareholders of FORMCAP CORP., a Nevada corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of 1 stockholder holding a majority of the Company’s outstanding voting stock, specifically, representing 50,000,000 voting capital shares (56.279% of the Company’s issued and outstanding voting stock as of the Record Date). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate action described in this Notice can be taken no sooner than 20 calendar days after the accompanying Information Statement is first sent or given to the Company’s stockholders. Since the accompanying Information Statement is first being sent or given to security holders on December 14, 2015 to the corporate action described therein may be effective on or after January 2, 2015.

Please review the Information Statement included with this Notice for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

To effective a name change to Vozago Ventures Corp.

To effectuate a 500:1 Reverse Stock Split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock and Preferred Stock (the “Reverse Stock Split”).

The Name Change and Reverse Stock Split described in the accompanying Information Statement, effective as of the filing of amendment to the Company's Articles of Incorporation with the Nevada Secretary of State, have been duly authorized and approved by the written consent of the holders of a majority of the voting capital shares of the Company’s issued and outstanding voting securities, your vote or consent is not requested or required. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by the Nevada Revised Statutes of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders.

By order of the Board of Directors,

Xianying Du
President
December 2, 2015

The elimination of the need for a meeting of stockholders to approve this action is made possible by the Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

●	Changes in relationships and market for the development of the business of the Company that would affect our earnings and financial position.

●	Considerable financial uncertainties that could impact the profitability of our business.

●	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

TABLE OF CONTENTS

Page
ABOUT THIS INFORMATION STATEMENT

General	15

Board Approval of the Name Change and Reverse Split

The Action by Written Consent	4

No Further Voting Required	4

Notice Pursuant to Section the Nevada Revised Statutes	4

Dissenters’ Rights of Appraisal	4

APPROVAL OF THE INCREASE IN THE AUTHORIZED COMMON STOCK

INFORMATION ON CONSENTING SHAREHOLDERS

DELIVERY OF INFORMATION STATEMENT	33

WHERE YOU CAN FIND MORE INFORMATION	33

FORMCAP CORP.

50 West Liberty Street, Suite 880, Reno, NV 89501

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

This Information Statement is being furnished by FORMCAP CORP., a Nevada corporation (“we,” “us,” “our” or the “Company”), in connection with action taken by the holders of a majority of the voting power of the Company’s issued and outstanding voting securities. By written consent dated November 25, 2015, the holders of a majority of the voting power approved a resolution to effectuate a Name Change and a 500:1 Reverse Stock Split. Under this Name Change, we would change our name to Vozago Ventures Corp. Under this Reverse Stock Split each 500 shares of our Common Stock will be automatically converted into 1 share of Common Stock. We are first sending or giving this Information Statement on or about December 14, 2015 to our stockholders of record as of the close of business on November 25, 2015 (the “Record Date”). Our principal executive offices are located at 50 West Liberty Street, Suite 880, Reno, NV 89501 and our main telephone number is 775-285-5775

.

BOARD AND SHAREHOLDER APPROVAL OF THE REVERSE STOCK SPLIT

By November 25, 2015, the Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate the Name Change and a 500:1 Reverse Stock Split (“Reverse Stock Split”).  Under this Reverse Stock Split each 500 shares of our Common Stock will be automatically converted into 1 share of Common Stock. To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of fractional shares.  The effective date of the Reverse Stock Split will be on or after January 2, 2015.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES OR ROUNDING UP SUB-ONE HUNDRED LOTS TO ONE HUNDRED.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES WILL NOT BE REDUCED WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED 500-FOLD.

PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

The Board of Directors believe that among other reasons, the large number of outstanding shares of our Common Stock have contributed to the difficulty with some business transactions, including attracting other business opportunities, have contributed to a lack of investor interest in the Company, and has made it difficult to attract new investors, specialized funds and potential business candidates.  As a result, the Board of Directors has proposed the Reverse Stock Split as one method to attract business and investor opportunities in the Company.

We have no present understandings or agreements that will involve the issuance of capital stock, apart from understandings and agreement disclosed in our filings with the Securities and Exchange Commission. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, which could involve the issuance of capital stock.

As of the date herein, there are no definitive agreements, letters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions for the newly authorized but unissued shares that will become available following our 1-for-500 reverse stock split and Name Change.

When a company engages in a Reverse Stock Split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $0.01 per share. Assume that the company declares a 1 for 10 reverse stock split. After the reverse split, that company will have 1/10 as many shares outstanding or 1,000,000 shares outstanding. The stock will have a market price of $0.10. If an individual investor owned 10,000 shares of that company before the split at $0.01 per share, he will own 1,000 shares at $0.10 after the split. In either case, his stock will be worth $100. He is no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive investor or merger or purchase target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable investor, merger or purchaser candidate will emerge.

The Board of Directors believes that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. The effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional shares which will be rounded up. All stockholders holding a fractional share shall be issued an additional share to round up their holdings. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 88,841,833 shares of Common Stock to approximately 177,684shares of Common Stock, $0.001 par value (depending on the number of fractional shares that are issued). The Reverse Stock Split will affect the shares of common stock outstanding. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The number of authorized, issued and outstanding, and available shares of common and preferred shares are disclosed in the tables below:

	Authorized Shares of Common Stock	Number of Issued and Outstanding Shares of Common Stock	Number of Shares of Common Stock Available in Treasury for Issuance
Pre-Reverse Stock Split (as of November 25, 2015)	200,000,000 shares of Common Stock	88,841,833 shares of Common Stock	111,158,167 shares of Common Stock

Post-Reverse Stock Split	200,000,000 shares of Common Stock	177,684 shares of Common Stock(1)	199,822,316 shares of Common Stock(1)

(1)	Depending on the number of fractional shares that are issued.

	Authorized Shares of Common Stock	Number of Issued and Outstanding Shares of Common Stock	Number of Shares of Common Stock Available in Treasury for Issuance
Pre-Reverse Stock Split (as of November 25, 2015)	50,000,000 shares of Preferred Stock	0 shares of Common Stock	50,000,000 shares of Common Stock

Post-Reverse Stock Split	50,000,000 shares of Preferred Stock	0 shares of Common Stock(1)	50,000,000 shares of Common Stock(1)

The Reverse Stock Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own fewer numbers of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 500). While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock (presuming our common stock is subsequently listed), there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the potential market price of our Common Stock decline (presuming our common stock is subsequently listed), the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock (presuming our common stock is subsequently listed), could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. Consequently, there can be no assurance that the reverse split will achieve the desired results.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the Reverse Stock Split:

The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every 500 pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

Stockholders of record of the Common Stock the ex-dividend date shall have their total shares reduced on the basis of one post-split share of Common Stock for every 500 pre-split shares outstanding.

As a result of the reduction of the Common Stock, the pre-split total of issued and outstanding shares of 88,841,833 shall be consolidated to a total of approximately 177,684issued and outstanding shares (depending on the number of fractional shares that are be issued).

The Reverse Split of the Common Stock is expected to become effective after we file our Articles of Amendment to our Articles of Incorporation (the “Effective Date”). The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

We do not have any provisions in our Articles of Incorporation, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences.

There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Articles of Incorporation or bylaws do not address any consequence of the Reverse Split. See below for a discussion on the federal Income Tax consequences of the Reverse Split.

THE ACTION BY WRITTEN CONSENT

By November 25, 2015, Board of Directors and the holders of a majority of the voting power approved effectuating a 500:1 Reverse Stock Split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock (the “Reverse Stock Split”) and a Name Change to Vozago Ventures Corp.

The holders of a majority of the votes of the Company’s outstanding voting securities are comprised of 1 stockholder holding a total of holding of over 56.279% of the issued and outstanding shares of common stock. Thus, there would be a total of 50,000,000 voting capital shares of which 88,841,833 have voted in favor of the actions.

No Further Voting Required

We are not seeking consent, authorizations, or proxies from you. The Nevada Revised Statutes and our bylaws provide that actions requiring a vote of the stockholders may be approved by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The approval by at least a majority of the outstanding voting power of our voting securities is required to approve the increase in the authorized shares of common stock.

Notice Pursuant to the Nevada Revised Statutes

Pursuant to the Nevada Revised Statutes, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by the Nevada Revised Statutes.

Dissenters’ Rights of Appraisal

The Nevada Revised Statutes does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters approved by the Written Consent.

As used herein, “we”, “us”, “our”, “Formcap”, “Company” or “our company” refers to FORMCAP CORP. and all of its subsidiaries unless the context requires otherwise

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain forward-looking statements regarding management’s plans and objectives for future operations including plans and objectives relating to our planned marketing efforts and future economic performance. The forward-looking statements and associated risks set forth in the information statement include or relate to, among other things, acceptance of our proposed services and the products we expect to market, our ability to establish a customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry. These statements may be found under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Description of Business,” as well as in the information statement generally. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors”. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in the information statement will in fact occur.

The forward-looking statements herein are based on current expectations that involve a number of risks and uncertainties. Such forward-looking statements are based on assumptions described herein. The assumptions are based on judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Accordingly, although we believe that the assumptions underlying the forward-looking statements are reasonable, any such assumption could prove to be inaccurate and therefore there can be no assurance that the results contemplated in forward-looking statements will be realized. In addition, as disclosed elsewhere in the “Risk Factors” section of the information statement, there are a number of other risks inherent in our business and operations which could cause our operating results to vary markedly and adversely from prior results or the results contemplated by the forward-looking statements. Management decisions, including budgeting, are subjective in many respects and periodic revisions must be made to reflect actual conditions and business developments, the impact of which may cause us to alter marketing, capital investment and other expenditures, which may also materially adversely affect our results of operations. In light of significant uncertainties inherent in the forward-looking information included in the information statement, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives or plans will be achieved.

Any statement in the information statement that is not a statement of an historical fact constitutes a “forward-looking statement”. Further, when we use the words “may”, “expect”, “anticipate”, “plan”, “believe”, “seek”, “estimate”, “internal”, and similar words, we intend to identify statements and expressions that may be forward- looking statements. We believe it is important to communicate certain of our expectations to our investors. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties and assumptions that could cause our future results to differ materially from those expressed in any forward-looking statements. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements. Important factors that may cause our actual results to differ from such forward-looking statements include, but are not limited to, the risks outlined under “Risk Factors” herein. The reader is cautioned that our company does not have a policy of updating or revising forward-looking statements and thus the reader should not assume that silence by management of our company over time means that actual events are bearing out as estimated in such forward-looking statements.

Corporate History and Business

Corporate History

The address of our principal executive office is 50 West Liberty Street, Suite 880, Reno, NV 89501 and our telephone number is 775-285-5775.

Our common stock is quoted on the OTC Markets, Inc. under the symbol "FRMC".

We were incorporated in the State of Florida on April 10, 1991, under the name of Aarden-Bryn Enterprises, Inc. The Company become a foreign registrant in the State of Nevada on January 24, 1998, and became qualified to transact business in the State of Nevada.

Since its incorporation, the Company has changed its name several times. On August 27, 1998 the Company changed its name to Corbett’s Cool Clear WTAA, Inc., on September 24, 1999 to WTAA International, Inc., on December 6, 2001 to Gravitas International, Inc., and finally to its current name, FormCap Corp. on October 12, 2007.

On December 14, 2013 the Company executed a Definitive Agreement with: Kerr Energy Group and Keta Oil & Gas LLC (Kerr and Keta) both incorporated in Wichita, Kansas. Pursuant to the terms of the Agreement the Company paid Kerr and Keta a non-refundable deposit in the amount of $25,000 (the “Deposit”) to be applied to the purchase price of oil leases to be purchased by Formcap, in Cowley County Kansas. The Company also agreed to issue Kerr and Keta a total of 200,000 Rule 144 shares of FormCap.

In addition, the Company paid Kerr and Keta two hundred dollars ($200.00) per acre for up to 2,400 acres of Leases, at total cost not exceeding $480,000 within 30 days of execution of the Agreement, subject to final due diligence by the Company. The Company owns 100% of the Leases (80% net revenue to FormCap; 20% freehold royalty), and will be the operator. The Company will have the option to purchase additional leases in Cowley County from Kerr and Keta under an Area of Mutual Interest, the terms of which are set forth in the Agreement. FormCap is required to drill one well in each of the first two years of the lease term to maintain its interest in the Leases.

The Company will also have the option to participate in the drilling of up to six exploration or development wells on lands currently owned by Keta and Kerr under terms set out in the agreement.

On November 7, 2013 the Board of Directors approved the issuance of 200,000 Rule 144 shares to Kerr and Keta.

During January 2014, Ironridge Global IV, Ltd. ("Ironridge") purchased from Kerr and Keta the Company’s obligation in the aggregate amount of $671,938.90 (the "Claim Amount"). Subsequently, the Company offered to settle the Claim Amount by the issuance of unrestricted and fully tradable shares of the Company's common stock. Ironridge accepted the Company's settlement offer, subject to a hearing on the fairness of the settlement terms. On February 21, 2014, the Company, Ironridge and the CEO of the Company entered into a Stipulation Order for the settlement on the terms agreed on by Ironridge and the Company. On February 21, 2014, a California Superior Court for the County of Los Angeles (the "State Court") held a hearing on the fairness of the Company's settlement offer to Ironridge. Pursuant to the court order issued by the State Court on February 21, 2014, the shares of the Company's common stock were deemed issued in settlement of the claims (subject to certain adjustments based on the future trading value of the stock) when delivered to Ironridge. On February 24, 2014 the Company's transfer agent delivered to Ironridge 1,000,000 shares of the Company's common stock. The shares issued to Ironridge were freely tradable and exempt from registration under the Securities Act of 1933 and the California Corporations Code. The number of shares issued to Ironridge was subject to adjustment based trading price of the Company's stock such that the value of the shares is sufficient to cover the Claim Amount, a 10% agent fee amount and Ironridge's reasonable legal fees and expenses ( the "Final Amount"). Under the Stipulation Order, Ironridge could not be the beneficial owner of more than 9.99% of the Company's outstanding shares of common stock until the Final Amount is paid. Further Ironridge agreed not to exercise any voting rights of the shares issued to it nor influence or cause any change in control of the Company.

On March 11, 2014 Ironridge paid Kerr and Keta $305,000 in full and final settlement of all monies due in connection with the acquisition of 2,400 acres of the Cowley leases. Ironridge was obligated to provide $367,000 to the Company to fund the drilling of two test wells on the Cowley lands.

On May 27, 2014 the Company announced that that a drilling contract had been executed between Val Energy Inc., and FormCap’s operator, Tiger Oil & Gas LLC to commence drilling on the 2,400 acres of prospective oil and gas leases owned by the Company in Cowley County, Kansas, and submitted a Notice of Intent to Drill to the Kansas Corporation Commission.

During June 2014, Ironridge defaulted on its obligation to fund the drilling program and on July 3, 2014, Ironridge was deregistered. On July 10, 2014 the Company announced that the drilling program had been postponed and on August 1, 2014 the Intent to Drill licence expired.

On May 23, 2014 a majority of the shareholders consented to a reverse stock split in the ratio of 1 new share for every 10 old shares held by shareholders. The reverse stock split took effect on or about December 2, 2014.

Other than as set out herein, we have not been involved in any bankruptcy, receivership or similar proceedings, nor have we been a party to any material reclassification, merger, consolidation or purchase or sale of a significant amount of assets not in the ordinary course of our business.

Employees

Currently, we do not have any employees. We do not expect any material changes in the number of employees over the next 12 month period. We do and will continue to outsource contract employment as needed.

We engage contractors from time to time to consult with us on specific corporate affairs or to perform specific tasks.

Going Concern

We anticipate that additional funding will be required in the form of equity financing from the sale of our common stock. At this time, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock or through a loan from our directors to meet our obligations over the next twelve months. We do not have any arrangements in place for any future equity financing.

Subsidiaries

We do not have any subsidiaries.

Intellectual Property

We do not own, either legally or beneficially, any patent or trademark.

Legal Proceedings

None.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

This information below contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

The following discussion and analysis provides information which management of FORMCAP CORP. (the "Company") believes to be relevant to an assessment and understanding of the Company's results of operations and financial condition. This discussion should be read together with the Company's financial statements and the notes to financial statements, which are included in this report.

Caution About Forward-Looking Statements

This management's discussion and analysis or plan of operation should be read in conjunction with the financial statements and notes thereto of the Company for the quarter ended January 31, 2015. Because of the nature of a relatively new and growing company the reported results will not necessarily reflect the future.

This section includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements, which apply only as of the date of this prospectus. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

Overview

The Company does not currently engage in any business activities that provide cash flow.

On September 30, 2013 the Company executed a Definitive Agreement with: Kerr Energy Group and Keta Oil & Gas LLC (Kerr and Keta) both incorporated in Wichita, Kansas.

Pursuant to the terms of the Agreement the Company paid Kerr and Keta a non-refundable deposit in the amount of $25,000 (the “Deposit”) to be applied to the purchase price of oil leases to be purchased by FormCap, in Cowley County Kansas. The Company will also issue Kerr and Keta a total of 200,000 Rule 144 shares of FormCap.

In addition, the Company paid Kerr and Keta two hundred dollars ($200.00) per acre for up to 1,500 acres of Leases, at total cost not to exceed $300,000 within 30 days of execution of the Agreement, subject to final due diligence by the Company. The Company will own 100% of the Leases (80% net revenue to FormCap; 20% freehold royalty), and will be the operator. The Company will have the option to purchase additional leases in Cowley County from Kerr and Keta under an Area of Mutual Interest, the terms of which are set forth in the Agreement. FormCap is required to drill one well in each of the first two years of the lease term to maintain its interest in the Leases.

The Company will also have the option to participate in the drilling of up to six exploration or development wells on lands currently owned by Keta and Kerr under terms set out in the agreement.

On November 25, 2013 the Company, and Kerr and Keta agreed to extend the closing date for the purchase of the oil exploration leases to January 15, 2014. The Company is to pay Kerr and Keta $50,000 on or before November 15, 2013, $50,000 on or before December 15 2013 and the remaining balance to a maximum of $200,000 by January 14, 2014. These funds to be held in trust and applied toward the acquisition purchase price payable on January 15, 2014. In addition, the Company has agreed to issue 200,000 Rule 144 shares in the company to Kerr and Keta.

On November 7, 2013 the Board of Directors approved the issuance of 200,000 Rule 144 shares to Kerr and Keta.

During January 2014, Ironridge Global IV, Ltd. ("Ironridge") purchased from Kerr and Keta the Company’s obligation in the aggregate amount of $671,938.90 (the "Claim Amount"). Subsequently, the Company offered to settle the Claim Amount by the issuance of unrestricted and fully tradable shares of the Company's common stock. Ironridge accepted the Company's settlement offer, subject to a hearing on the fairness of the settlement terms. On February 21, 2014, the Company, Ironridge and the CEO of the Company entered into a Stipulation Order for the settlement on the terms agreed on by Ironridge and the Company. On February 21, 2014, a California Superior Court for the County of Los Angeles (the "State Court") held a hearing on the fairness of the Company's settlement offer to Ironridge. Pursuant to the court order issued by the State Court on February 21, 2014, the shares of the Company's common stock were deemed issued in settlement of the claims (subject to certain adjustments based on the future trading value of the stock) when delivered to Ironridge. On February 24, 2014 the Company's transfer agent delivered to Ironridge 10,000,000 shares of the Company's common stock. The shares issued to Ironridge were freely tradable and exempt from registration under the Securities Act of 1933 and the California Corporations Code. The number of shares issued to Ironridge was subject to adjustment based trading price of the Company's stock such that the value of the shares is sufficient to cover the Claim Amount, a 10% agent fee amount and Ironridge's reasonable legal fees and expenses ( the "Final Amount"). Under the Stipulation Order, Ironridge could not be the beneficial owner of more than 9.99% of the Company's outstanding shares of common stock until the Final Amount is paid. Further Ironridge agreed not to exercise any voting rights of the shares issued to it nor influence or cause any change in control of the Company.

On March 11, 2014 Ironridge paid Kerr and Keta $305,000 in full and final settlement of all monies due in connection with the acquisition of 2,400 acres of the Cowley leases. Ironridge was obligated to provide $367,000 to the Company to fund the drilling of two test wells on the Cowley lands.

On May 27, 2014 the Company announced that that a drilling contract had been executed between Val Energy Inc., and FormCap’s operator, Tiger Oil & Gas LLC to commence drilling on the 2,400 acres of prospective oil and gas leases owned by the Company in Cowley County, Kansas, and submitted a Notice of Intent to Drill to the Kansas Corporation Commission.

During June 2014, Ironridge defaulted upon its obligation to fund the drilling program and on July 3, 2014, Ironridge was deregistered. On July 10, 2014 the Company announced that the drilling program had been postponed and on August 1, 2014 the Intent to Drill license expired.

The Company conducted an impairment test of the Cowley Leases as at December 31, 2014 and determined that the leases were impaired. Accordingly, the Company recorded a charge of $516,802 against the Leases.

On May 23, 2014 a majority of the shareholders consented to a reverse stock split in the ratio of 1 new share for every 10 old shares held by shareholders. The reverse stock split is expected to take effect on or about December 2, 2014.

On June 19, 2014 Mr. Graham Douglas resigned as Director, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. On June 20 2014, Mr. Brad Moynes was appointed to succeed Mr. Douglas in those positions.

Going Concern

We have incurred recurring losses to date. Our financial statements have been prepared assuming that we will continue as a going concern and, accordingly, do not include adjustments relating to the recoverability and realization of assets and classification of liabilities that might be necessary should we be unable to continue in operation.

We expect we will require additional capital to meet our long term operating requirements. We expect to raise additional capital through, among other things, the sale of equity or debt securities.

Results of Operations for the Fiscal Years Ended December 31, 2014 and 2013

The audited operating results and cash flows are presented for the years ended December 31, 2014 and 2013. We did not earn any revenues for the years ended December 31, 2014 and 2013.

Net Loss: For the year ended December 31, 2014 we had a net loss of $8,610,978 as compared with a net loss of $2,386,213 for the year ended December 31, 2013.

Operating Expenses. For the year ended December 31, 2014, we had total operating expenses of $401,032 as compared to $112,203 for the year ended December 31, 2014. The increase is due to an increase of $50,928 in consulting services and the impairment charge recorded against the Cowley Leases, offset by a decrease in General and administrative expenses of $47,361.

Consulting Fees. For the year ended December 31, 2014, we had consulting fees of $64,950 as compared to $14,022 for the previous year. The increase was attributable to the use of additional financial consulting services during 2014

General and administrative expenses: For the year ended December 31, 2014 we had general and administrative expenses of $50,820, a decrease of $47,361 as compared with $98,181 for the year ended December 31, 2013.

Filing, Transfer agents’ expenses increased by $694 from $8,731 during the year ended December 31, 2013 to $9,425 during the year ended December 31, 2014 as a result of corporate activity.

The Company did not incur any Investor and public relations expenses during the year ended December 31, 2014. During the year ended December 31, 2013, the Company incurred $58,741 to develop a corporate branding strategy and a new website.

Audit and accounting expenses for the year ended December 31, 2014 amounted to $30,750, an increase of $4,583 as compared with $26,167 incurred during the year ended December 31, 2013. The increase in expenditure in this category resulted from additional professional services provided during 2014.

Legal expenses for the year ended December 31, 2014 amounted to $6,267. The Company incurred $2,075 in connection with the Ironridge financing transaction and recognized a charge for legal services relating to the year ended December 31, 2011, which had not been presented to the Company. The Company did not incur legal expenses for the year ended December 31, 2013.

The Company incurred management fees of $3,000 during the year ended December 31, 2014 (year ended December 31, 2013 – Nil)

Losses on foreign exchange transactions amounted to $1,117 during the year ended December 31, 2014, as compared with a loss of $1,580 during the year ended December 31, 2013. These losses arose as a result of fluctuations in the exchange rates between the US Dollar and foreign currencies.

The Company incurred a loss on impairment of assets of $516,802 in connection with the Ironridge financing transaction. We did not incur a loss on impairment of assets during the years ended December 31, 2013.

Interest Expense. The Company incurred insignificant interest expense charges during the years ended December 31, 2014 and 2013, respectively.

Loss on settlement of debt: During the year ended December 31, 2014 we incurred a losses of $7,961,406 in connection with the settlement of certain debts owed to related parties, an increase of $5,687,406, as compared with losses of of $2,274,000 on the settlement of debts owed to related parties incurred during the year ended December 31, 2013.

Liquidity and Capital Resources: During the year ended December 31, 2014 our operating activities consumed cash in the amount of $20,932, a decrease of $57,194 as compared to cash consumed by operations of $78,126 during the year ended December 31, 2013. During the year ended December 31, 2014 we did not undertake any investing activity as compared with the year ended December 31, 2013, during which we invested $6,802 in the purchase of oil and gas leases. During the year ended December 31, 2014, we obtained financing in the amount of $23,300 in the form of convertible notes issued to unrelated parties of $18,300 and convertible notes issued to related parties of $5,000 as compared with $70,790, convertible notes issued to unrelated parties during the year ended December 31, 2013.. During the year ended December 31, 2014 we repaid convertible note payable in the amount of $3,000 (year ended December 31, 2013 – Nil)

Item 7A. Quantitative and Qualitative Disclosures about Market Risk.

The Company does not hold any derivatives or investments that are subject to market risk. The carrying values of any financial instruments, approximate fair value as of those dates because of relatively short-term maturity of these instruments which eliminates any potential market risk associated with such instruments.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

Not applicable

Item 9A (T). Controls and Procedures.

As supervised by our board of directors and our principal executive and principal financial officers, management has established a system of disclosure controls and procedures and has evaluated the effectiveness of that system. The system and its evaluation are reported on in the below Management's Annual Report on Internal Control over Financial Reporting. Our principal executive and financial officer has concluded that our disclosure controls and procedures (as defined in the 1934 Securities Exchange Act Rule 13a-15(e)) as of December 31, 2014, are not effective, based on the evaluation of these controls and procedures required by paragraph (b) of Rule 13a-15.

Management's Annual Report on Internal Control over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) of the Securities Exchange Act of 1934 (the "Exchange Act"). Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

Management assessed the effectiveness of internal control over financial reporting as of December 31, 2014. We carried out this assessment using the criteria of the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by our registered public accounting firm, pursuant to temporary rules of the Securities and Exchange Commission that permits us to provide only management's report in this annual report. Management concluded in this assessment that as of December 31, 20124, our internal control over financial reporting is not effective.

There have been no changes in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the fourth quarter of our 2013 fiscal year that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B. Other Information.

None.

Market for Registrant's Common Equity

Market Information

Our common stock commenced quotation on the Our common stock is quoted on the OTC Markets, Inc. under the symbol "FRMC". The following table sets forth for the periods indicated the range of high and low bid quotations per share as reported by the OTC Markets. These quotations represent inter-dealer prices, without retail markups, markdowns or commissions and may not necessarily represent actual transactions.  All market prices reflect the effect of a stock dividend.

The high and low bid prices of our common stock for the periods indicated below are as follows:

2015	High	Low
1st Quarter	0.020	0.020
2nd Quarter	0.010	0.010
3rd Quarter	0.010	0.010
4th Quarter	0.010	0.010

2014	High	Low
1st Quarter	5.800	0.318
2nd Quarter	0.535	0.096
3rd Quarter	0.250	0.025
4th Quarter	0.070	0.015

As of December 31, 2014, there were 88,841,833 common shares issued and approximately 90 shareholders on record. The Company believes that an undefined number of shares of its common stock are held in either nominee name or street name brokerage accounts. Consequently, the Company is unable to determine the exact number of beneficial owners of its common stock.

The Company has not paid cash dividends on its common stock. The Company anticipates that for the foreseeable future any earnings will be retained for use in its business, and no cash dividends will be paid on the common stock. Declaration of common stock dividends will remain within the discretion of the Company’s Board of Directors and will depend upon the Company’s growth, profitability, financial condition and other relevant factors.

The Transfer Agent for the Company’s Common Stock is Action Stock Transfer, 2469 E. Fort Union Blvd, Suite 214, Salt Lake City, UT 84121

Dividends

We have not previously paid any cash dividends on common stock and do not anticipate or contemplate paying dividends on common stock in the foreseeable future. Our present intention is to utilize all available funds to develop and expand our business. The only restrictions that limit the ability to pay dividends on common equity, or that are likely to do so in the future, are those restrictions imposed by law and those restrictions imposed under contractual obligation. Under Nevada corporate law, no dividends or other distributions may be made which would render a company insolvent or reduce assets to less than the sum of liabilities plus the amount needed to satisfy outstanding liquidation preferences.

Any future determination to pay cash dividends will be at the discretion of our board of directors, and will be dependent upon our financial condition, results of operations, capital requirements and other factors as our board may deem relevant at that time.

Recent Sales of Unregistered Securities

None.

Directors, Executive Officers and Corporate Governance

Executive Officers and Directors

Set forth below is information regarding our executive officers and directors.

All of the directors of our company hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. Our officers are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Age	Position
Xianying Du	60	President and Director

 Note: On June 3, 2015, Bradley Moynes resigned the positions of President, Treasurer, Secretary and Director and On July 20, 2015, Xianying Du was appointed to these positions.

Family Relationships

There are currently no family relationships between any of the members of our board of directors or our executive officers.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of our company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Involvement in Certain Legal Proceedings

None of the following events have occurred during the past ten years and are material to an evaluation of the ability or integrity of any director or officer of the Company:

1.	A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a.	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	Engaging in any type of business practice; or

c.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.	Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.	Any Federal or State securities or commodities law or regulation; or

b.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an "audit committee financial expert" as defined in Item 407(d) (5) (ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d) (3) (iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Summary Compensation

The following table sets forth certain compensation information for: (i) the person who served as the Chief Executive Officer of FORMCAP CORP. during the year ended December 31, 2014 and December 31, 2013, regardless of the compensation level, and (ii) each of our other executive officers, serving as an executive officer at any time during 2014. The foregoing persons are collectively referred to in this prospectus as the “Named Executive Officers.” Compensation information is shown for the year ended December 31, 2014:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Comp ($)	Non- Qualified Deferred Comp Earnings ($)	All Other Comp ($)	Totals ($)
Xianying Du,	2015	0	0	0	0	0	0	0	0
Bradley Moynes,	2014	0	0	0	0	0	0	0	0
Graham Douglas President, Treasurer, Secretary, and Director	2013	0	0	0	0	0	0	0	0

Note: On June 19, 2014, Graham Douglas resigned the positions of President, Treasurer, Secretary and Director and Bradley Moynes was appointed to these positions.

On June 3, 2015, Bradley Moynes resigned the positions of President, Treasurer, Secretary and Director and On July 20, 2015, Xianying Du was appointed to these positions.

Executive Compensation

None

Employment Agreements

None.

Outstanding Stock Awards at Year End

None.

Options Exercises and Stocks Vested

None.

Grants of Plan-Based Awards

None.

Non-Qualified Deferred Compensation

None.

Golden Parachute Compensation

None.

Compensation of Directors

Directors do not receive fixed fees and other compensation for their services as Directors. The Board of Directors has the authority to fix the compensation of Directors. No amounts have been paid to, or accrued to, Directors in such capacity.

Indemnification of Officers and Directors

As permitted by Nevada Revised Statutes, our Articles of Incorporation provide that we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

Pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information as of November 25, 2015 regarding the beneficial ownership of our common stock, based on 88,841,833 shares of common stock issued to (i) each executive officer and director; (ii) all of our executive officers and directors as a group; and (iii) each person or entity who, to our knowledge, owns more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include ordinary shares issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address, if not otherwise stated, is c/o FORMCAP CORP., 50 West Liberty Street, Suite 880, Reno, NV 89501.

Name Of Beneficial Owner	Number Of Shares Beneficially Owned (1)	Percentage Beneficially Owned (1)
5% Owners
Xianying Du	50,000,000		56.279%

Officers and Directors Xianying Du	50,000,000	56.279%
All executive officers and directors as a group (one person)	50,000,000	56.279%

DESCRIPTION OF SECURITIES

The following is a summary of the rights of our common stock and related provisions of our Articles of Incorporation and By-laws, as they will be in effect upon the closing of our proposed offering. For more detailed information, please see our Articles of Incorporation or By-laws in our filings with the Securities and Exchange Commission.

The following statements relating to the capital stock set forth the material terms of our securities; however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the Articles of Incorporation and the By-laws, copies of which are filed as exhibits to prior filings.

Common Stock

The holders of our Common Stock are entitled to one vote per share on all matters to be voted on by our stockholders, including the election of directors. Our stockholders are not entitled to cumulative voting rights, and, accordingly, the holders of a majority of the shares voting for the election of directors can elect the entire board of directors if they choose to do so and, in that event, the holders of the remaining shares will not be able to elect any person to our board of directors.

The holders of the Company’s Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the board of directors, in its discretion, from funds legally available there for and subject to prior dividend rights of holders of any shares of our Preferred Stock which may be outstanding. Upon the Company’s liquidation, dissolution or winding up, subject to prior liquidation rights of the holders of our Preferred Stock, if any, the holders of our Common Stock are entitled to receive on a pro rata basis our remaining assets available for distribution. Holders of the Company’s Common Stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares. All outstanding shares of the Company’s Common Stock are, and all shares being offered by this prospectus will be, fully paid and not liable to further calls or assessment by the Company.

Preferred Stock

The Company is authorized to issue 50,000,000 shares of preferred stock, par value $0.001, none of which are issued and outstanding. The designations, rights, and preferences of such preferred stock are to be determined by the Board of Directors.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the outstanding capital shares of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. The Company’s Articles of Incorporation does not authorize cumulative voting for this matter. As of the Record Date, the Company had 88,841,833 voting shares issued and outstanding. The consenting stockholders are the record and beneficial owners of 50,000,000 shares of the Company’s common voting stock, which represents approximately 56.279% of the total number of Voting Shares. Pursuant to the Nevada Revised Statutes, the consenting stockholders voted in favor of the actions described herein in a written consent, dated November 25, 2015. No consideration was paid for the consent. The consenting stockholders‘ names, affiliations with the Company and their beneficial holdings are as follows:

Name	Voting Shares	Percentage (1)
Xianying Du	50,000,000	56.279%

(1)	Based upon 88,841,833 “Voting Shares” outstanding as of December 2, 2015.

NAME CHANGE

The Company Board of Directors and a majority of the voting shares approved a resolution to effectuate a name change to Vozago Ventures Corp.

REVERSE STOCK SPLIT

The Company Board of Directors approved a resolution to effectuate a 500:1 Reverse Stock Split.  Under this Reverse Stock Split each 500 shares of our Common Stock will be automatically converted into 1 share of Common Stock.  To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of fractional shares.

MATERIAL TERMS, POTENTIAL RISKS AND

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED TO APPROXIMATELY 177,684.

The Board of Directors believe that among other reasons, the large number of outstanding shares of our Common Stock have contributed to the difficulty with some business transactions, have contributed to a lack of investor interest in the Company, and has made it difficult to attract new investors, specialized funds and potential business candidates.  As a result, the Board of Directors has proposed the Reverse Stock Split as one method to attract business and investor opportunities in the Company.

We have no present understandings or agreements that will involve the issuance of capital stock. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, which could involve the issuance of capital stock. As of the date herein, there are no definitive agreements, letters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions.

When a company engages in a Reverse Stock Split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that the company declares a 1 for 5 reverse stock split. After the reverse split, that company will have 1/5 as many shares outstanding, or 2,000,000 shares outstanding. The stock will have a market price of $0.05. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 2,000 shares at $.05 after the split. In either case, his stock will be worth $100. He is no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive investor or merger or purchase target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable investor, merger or purchaser candidate will emerge.

The Board of Directors believes that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. All stockholders holding a fractional share shall be issued an additional share. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 88,841,833 shares of Common Stock to approximately 177,684shares of Common Stock. $0.001 par value (depending on the number of fractional shares that are issued or cancelled). The Reverse Stock Split will affect the shares of common stock outstanding.

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Reverse Stock Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own fewer numbers of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 500). While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

The Reverse Split of the Common Stock is expected to become effective after we file Articles of Amendment to our Articles of Incorporation (the “Effective Date”). Upon the Effective Date, the Company will notify FINRA and request an ex-dividend date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Articles of Incorporation or Bylaws do not address any consequence of the Reverse Split.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss will be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the shares exchanged. The shareholder’s holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company’s views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

This summary of the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts, and the tax treatment to particular stockholders may vary depending upon each stockholder’s particular facts and circumstances. Accordingly, each stockholder should consult with the stockholder’s own tax advisor with respect to all of the potential tax consequences of the Reverse Split.

PLANS, ARRANGEMENTS, COMMITMENTS OR UNDERSTANDINGS FOR THE ISSUANCE OF THE ADDITIONAL SHARES OF COMMON STOCK.

 We have no present understandings or agreements that will involve the issuance of capital stock. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, which could involve the issuance of capital stock. As of the date herein, there are no definitive agreements, letters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and December 31, 2014

Quarterly Reports on Form 10-Q for the quarters ended June 30, 2014 and September 31, 2014.

Reports in Form 8-K

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

DELIVERY OF INFORMATION STATEMENT

To reduce the expenses of delivering duplicate materials to our stockholders, we are taking advantage of housekeeping rules that permit us to deliver only one Information Statement to stockholders who share the same address unless otherwise requested. If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at 50 West Liberty Street, Suite 880, Reno, NV 89501

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

WRITTEN CONSENT OF THE CONSENTING STOCKHOLDERS WHO COLLECTIVELY OWN SHARES REPRESENTING A MAJORITY OF OUR COMMON STOCK HAVE CONSENTED TO AND EFFECTING THE NAME CHANGE AND REVERSE STOCK SPLIT. NO FURTHER VOTES OR PROXIES ARE NEEDED AND NONE ARE REQUESTED. THE BOARD IS NOT REQUESTING A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND A PROXY.

December 2, 2015

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Xianying Du

Xianying Du

President, Secretary, Treasurer & Director.